                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             PRI AUTOMATION, INC.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                         --Enter Company Name Here--
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                                 PRI AUTOMATION, INC.

       805 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS 01821

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 8, 1998


The undersigned hereby constitutes and appoints Mordechai Wiesler, Mitchell G. Tyson and Stephen D. Allison, and each of them acting singly, as proxies of the undersigned, each with full power to appoint his substitute, and authorizes each of them, and each substitute so appointed, to represent and vote all shares of Common Stock of PRI Automation, Inc. (the "Company") held of record by the undersigned at the close of business on March 3, 1998, at the Annual Meeting of Stockholders of the Company to be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts on March 30, 1998 at 10:00 a.m., local time, and at any adjournments thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PERSONS NAMED AS
PROXIES AS TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

A stockholder wishing to vote in accordance with the recommendations of the Board of Directors need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and of the Proxy Statement relating thereto, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

- ------------------------------------------------------------------------------
PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- ------------------------------------------------------------------------------

Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, each person must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

__________________________________     ________________________________________

__________________________________     ________________________________________


[X] PLEASE MARK VOTES
  AS IN THIS EXAMPLE

PRI AUTOMATION, INC

               1. Proposal to fix the number
                  of directors that shall                      With-    For All
                  constitute the whole Board         For       Hold     Except
                  of Directors of the Company
                  at six and to elect the            [_]        [_]       [_]
                  following nominees as
                  directors of the Company:



                              MORDECHAI WIESLER, MITCHELL G. TYSON,
RECORD DATE SHARES:           AMRAM RASIEL, BORUCH B. FRUSZTAJER,
                              ALEXANDER V. D'ARBELOFF AND PAUL F. ROGAN

                INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR
                ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME.


Please be sure to sign and date this Proxy.    Date

                             Mark box at right if an       [_]
                             address change or comments
                             have been noted on the
                             reverse side of this card.


Shareholder sign here    Co-owner sign here


DETACH CARD                                                          DETACH CARD

                                  PRI AUTOMATION, INC.

Dear Shareholder:

Please take note of the important information enclosed with this proxy card related to the management and operation of your Company.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the appropriate box on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held on March 30, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


PRI Automation, Inc.